ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.

ANNUAL REPORT
OCTOBER 31, 1995

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY.



LETTER TO SHAREHOLDERS             ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

December 4, 1995

Dear Shareholder:

The U.S. bond market continued its broad-based rally over the past six months. The rally strengthened despite strong third quarter gross domestic product growth, as restrained inflationary pressures and expectations for a more accommodative monetary policy buoyed investor confidence. Outside the U.S., emerging market and other foreign debt prices rose sharply during the six-month reporting period.

MARKET REVIEW
As expected a year ago, the Federal Reserve's monetary tightening that began early in 1994 came to an end as economic growth moderated to more sustainable levels. Short-term interest rates stabilized following the late December 1994 Mexican peso crisis and the increase in the federal funds rate in February of 1995. Longer-term interest rates declined sharply in April as evidence of a slowing, but still healthy, economy mounted and inflationary fears receded. Lower interest rates combined with significant corporate earnings growth has supported a strong rally in stocks and across nearly all sectors of the fixed income markets for most of 1995. Inflation remains at very low levels and progress is underway in Washington to balance the U.S. fiscal budget.

The rally in the U.S. bond market has been fueled largely by favorable economic developments. Investment grade and high yield corporate securities offered the highest total return, but across all major sectors of the U.S. fixed income market longer-duration securities outperformed shorter-duration securities as rates on all maturities declined.

Emerging market and other foreign debt prices have rebounded sharply since March due in part to the favorable U.S. interest rate environment and some improvement in the Mexican and Argentine economic outlook.

INVESTMENT RESULTS
Alliance Short-Term Multi-Market Trust benefited from 1995's bond market price gains, though twelve-month performance was restrained by the difficult market conditions that existed in late 1994 and early 1995. Most of the Fund's gain has been achieved over the past six months as emerging market and other foreign debt prices recovered. In the table below, your Fund's performance over the fiscal reporting period ended October 31, 1995, is compared with the short maturity U.S. government bond market, represented by the Merrill Lynch (ML) 1-3 Year Government Bond Index, and the Lipper Short World Multi-Market Income Funds Average, which reflects performance of 44 funds (complete descriptions of these unmanaged benchmarks appear on page 4):


                                   Total Return as of October 31, 1995
                                         12 Months       6 Months
                                         ---------       --------
  ALLIANCE SHORT-TERM MULTI-MARKET TRUST
    Class A                                -5.74%         +5.33%
    Class B                                -6.50%         +4.77%
    Class C                                -6.49%         +4.78%
  ML 1-3 Year Index                        +2.17%         +1.39%
  Lipper Short World MM
    Income Funds Avg.                      +3.18%         +4.58%


The Fund's total returns are based on the net asset values of each class of shares as of October 31; additional investment results appear on page 4. As of October 31, the Fund's net assets were distributed as follows:


     PORTFOLIO DISTRIBUTION BY COUNTRY
     U.S. - 32.7%
     New Zealand - 14.4%
     Germany - 10.9%
     Denmark - 8.7%
     Ireland - 5.5%
     Canada - 5.0%
     Spain - 5.0%
     Mexico - 4.7%
     U.K. - 4.6%
     Finland - 4.5%
     Australia - 4.0%


INVESTMENT OUTLOOK
In the following pages is a discussion with Douglas Peebles, your Fund's portfolio manager. Mr. Peebles pro-


1



                                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

vides an update on the current political and economic situation in Mexico, on new areas of investment for the Fund since we last reported and on the areas that he expects will provide future opportunities. We appreciate your investment in the Fund and look forward to updating you on its progress in the coming period.

Sincerely,

John D. Carifa
Chairman and President


2



INTERVIEW WITH PORTFOLIO MANAGER
DOUGLAS J. PEEBLES, VICE PRESIDENT
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

Q: THE FUND'S NET ASSET VALUE REMAINED FAIRLY STABLE OVER THE LAST SIX MONTHS. WHAT WERE THE MAIN FACTORS BEHIND THE FAVORABLE TOTAL RETURNS?

MR. PEEBLES: Two main factors influenced the Fund's performance during the last six months. First was the strong price appreciation in global fixed income markets. Your Fund's short maturity policy limited the benefit of these gains to a degree, but the rally was strong even at the shorter ends of global yield curves. The second factor involved the decline in the value of the Japanese yen of approximately 20% from its peak in June. Since we have been using the yen as a hedge currency, this worked quite nicely in the Fund's favor.

Q: WHAT ARE YOU EXPECTING FOR MAJOR CURRENCIES OVER THE NEAR TERM?

MR. PEEBLES: Our currency outlook is really more of an outlook on the U.S. dollar. We are expecting the dollar to appreciate versus both the Japanese yen and the German deutschemark.

The long-standing U.S. trade deficit appears to have peaked, which should benefit the dollar, but, more importantly, the outlook for our budget deficit compared to the Japanese and German budget deficits is very favorable. The poor fiscal situations in Europe and Japan will impede economic growth in these regions which should contribute to weaker currencies. Also, in the U.S., structural reform in both the labor market and in the corporate sector have far outweighed any reforms undertaken in Europe or Japan. In Europe the social welfare system remains far too large in the current competitive global environment, and Japanese markets for goods and services remain closed to global competition, thus hindering its economy. For these reasons we look for the dollar to appreciate.

Q: SUBSEQUENT TO THE OCTOBER 31 REPORTING PERIOD, YOU INITIATED EXPOSURE TO THE THAI BAHT. WHY HAVE YOU ESTABLISHED A POSITION IN THIS CURRENCY?

MR. PEEBLES: The East Asian region has had the strongest overall economic growth of any region in the world in the last 10 years or so. In our view, this strong growth pattern should continue over the next decade and specifically, we believe exposure to the Thai Baht will benefit the Fund's performance.

There are a couple of major events that have already helped spur growth in countries such as Thailand. First, The People's Republic of China is beginning to open up its market to outsiders and Thailand will benefit because of its broadly educated population, relatively cheap labor force and established manufacturing base.

Also, many Japanese companies have started to outsource their manufacturing into Thailand as the cost structures there are a fraction of those in Japan. Consequently, foreign direct investment in Thailand by the Japanese can be expected to remain at high levels.

Q: THE PORTFOLIO'S EXPOSURE TO MEXICO IS A BIT LOWER THAN IT WAS IN APRIL. ARE THERE STILL OPPORTUNITIES IN MEXICO?

MR. PEEBLES: In our view the Mexican peso remains very cheap and real interest rates remain attractive-that is why the Fund is still invested in Mexico. However, the political situation, the banking sector, and the monetary policies of the Mexican officials all remain quite nebulous. We must have a clearer picture of how some of the outstanding issues will be worked out before we commit more of the Fund's assets to Mexico.

Q: OVERALL, WHAT IS YOUR OUTLOOK FOR GLOBAL FIXED INCOME INVESTING GOING
FORWARD?

MR. PEEBLES: Our outlook continues to be relatively favorable. The last move in official interest rates by all three of the world's major central banks, the U.S. Federal Reserve, the German Bundesbank and the Bank of Japan, was to lower rates, which we believe could be repeated when monetary policy is next reviewed. Although the U.S. and Japanese markets are already fairly priced for any potential central bank easing, the European yield curves remain quite steep and therefore further capital appreciation potential still exists in the short ends of European fixed income markets.


3



INVESTMENT RESULTS                 ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1995

CLASS A SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ---------------------------
 . One Year                         -5.74%        - 9.80%
 . Five Years                       +2.47%         +1.58%
 . Since Inception*                 +4.83%         +4.13%
 . SEC Yield                         6.79%

CLASS B SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ---------------------------
 . One Year                         -6.50%         -9.08%
 . Five Years                       +1.72%         +1.72%
 . Since Inception*                 +3.04%         +3.04%
 . SEC Yield                         6.37%

CLASS C SHARES
 . One Year                         -6.49%
 . Since Inception*                 -1.19%
 . SEC Yield                         6.38%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the 30 days ended October 31, 1995.


*  Inception: 5/5/89 Class A; 2/5/90 Class B; 5/3/93 Class C.



GROWTH OF A $10,000 INVESTMENT:  5/31/89 TO 10/31/95



$17,000

$15,000
             ML 1-3 Year Gov't Index
                                                              Short-Term
                                                              Multi-Market Trust
                                                              Class A: $12,897
$13,000

$11,000
                                         Lipper Short World
                                         Multi-Market Income
                                         Funds Average
$ 9,000
            5/31/89                                            10/31/95

This chart illustrates the total value of an assumed $10,000 investment in Alliance Short-Term Multi-Market Trust Class A shares (from inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gain or loss in capital value or dividend income.

The Merrill Lynch 1-3 Year Government index is composed of U.S. Government agency and Treasury securities with maturities of one to three years.

The Lipper Short World Multi-Market Income Funds Average reflects performance of 44 funds that invest in non-U.S. dollar and U.S. dollar debt instruments. The funds tracked by Lipper Analytical Services have generally similar investment objectives to Alliance Short-Term Multi-Market Trust, though some funds included in the average may have somewhat different investment policies.

When comparing Alliance Short-Term Multi-Market Trust to the Index above, you should note that the Fund's performance reflects the maximum sales charge of 4.25%, while no such charges are reflected in the performance of the Index. The Lipper average assumes deduction of maximum sales charges where applicable.


4



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)    U.S. $VALUE
----------------------------------------------------------------------
AUSTRALIA-4.0%
GOVERNMENT OBLIGATION-4.0%
Commonwealth of Australia
  12.50%, 1/15/98
  (cost $33,033,196)(a)                  AU$     40,800    $33,898,293

CANADA-5.0%
GOVERNMENT OBLIGATION-5.0%
Government of Canada
  6.50%, 9/01/98
  (cost $41,931,671)(a)                  CA$     57,800     42,741,012

DENMARK-8.7%
GOVERNMENT OBLIGATION-8.7%
Kingdom of Denmark
  7.00%, 2/15/98
  (cost $72,366,147)(a)                  DKK    397,000     73,970,022

FINLAND-4.5%
GOVERNMENT OBLIGATION-4.5%
Government of Finland
  11.00%, 6/15/97
  (cost $37,128,364)(a)                  FIM    150,000     38,128,540

GERMANY-11.0%
GOVERNMENT OBLIGATION-11.0%
Government of Germany
6.38%, 5/20/98
(cost $90,856,645)(a)                    DEM    126,000     93,182,416

IRELAND-5.5%
GOVERNMENT OBLIGATION-5.5%
Republic of Ireland
  9.75%, 6/01/98
  (cost $46,413,637)(a)                  IEP     27,000     46,596,126

MEXICO-6.3%
GOVERNMENT OBLIGATIONS-6.3%
Mexican Treasury Bills
  46.50%, 11/01/95(a)(b)                 MXP     93,500     13,245,170
  11.02%, 11/09/95(a)(b)                        116,500     16,336,440
  38.00%, 1/04/96(a)(b)                          15,000      1,961,915
  46.50%, 1/18/96(a)(b)                  MXP     63,973     $8,230,244
  44.42%, 2/01/96(b)                            104,114     13,262,411
Total Mexican Securities
  (cost $76,249,052)                                        53,036,180

NEW ZEALAND-14.4%
DEBT OBLIGATIONS-7.7%
Bank of New Zealand
  8.78%, 12/01/95(a)(b)                  NZ$     14,000      9,177,634
  8.78%, 12/07/95(a)(b)                          20,000     13,092,423
National Bank of New Zealand
  8.80%, 11/15/95(a)(b)                          33,000     21,713,593
WestPac Banking Corporation
  8.65%, 1/16/96(a)(b)                           33,000     21,408,627
                                                            65,392,277
GOVERNMENT OBLIGATIONS-6.7%
Government of New Zealand
  8.00%, 11/15/95(a)                             30,000     19,797,059
  10.00%, 7/15/97(a)                             53,900     36,995,449
                                                            56,792,508
Total New Zealand Securities
  (cost $122,338,352)                                      122,184,785
SPAIN-5.0%
GOVERNMENT OBLIGATION-5.0%
Government of Spain
  11.45%, 8/30/98
  (cost $41,067,338)(a)                  ESP  5,025,000     42,386,469

UNITED KINGDOM-4.6%
GOVERNMENT OBLIGATION-4.6%
United Kingdom Treasury
  9.75%, 1/19/98
  (cost $38,357,175)(a)                  GBP     23,200     38,774,436

UNITED STATES-31.7%
DEBT OBLIGATIONS-10.1%
ABN-AMRO
  5.56%, 6/05/96                         US$     40,000     39,928,000
SMM Trust Co., Ltd. FRN(c)
  6.13%, 5/16/96                                  5,000      4,998,500
  7.91%, 1/22/97                                 41,000     40,987,700
                                                            85,914,200


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)    U.S. $VALUE
----------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-2.6%
Rabobank Libor Linked
  6.42%, 2/23/98(b)                      US$     25,000   $ 21,892,500
TIME DEPOSITS-16.6%
Dresdner Bank
  6.00%, 11/13/95                                 5,000      5,000,000
Toronto-Dominion Bank
  5.97%, 11/13/95                                15,000     15,000,000
Wachovia Bank
  5.90%, 11/1/95                                112,800    112,800,000
WestDeutsche Landesbank
  5.56%, 1/09/96                                  7,800      7,800,000
                                                           140,600,000
COMMERCIAL PAPER-2.4%
Merrill Lynch
  6.21%, 11/13/95(b)                     US$     20,000     19,957,400
Total United States Securities
  (cost $268,117,259)                                      268,364,100

TOTAL INVESTMENTS-100.7%
  (cost $867,858,836)                                      853,262,379
Other assets less liabilities-(0.7%)                        (5,984,595)

NET ASSETS-100%                                           $847,277,784


(a) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. This collateral has a total market value of approximately $516,532,301.

(b)  Interest rate represents annualized yield to maturity at purchase date.

(c)  Stated interest rate in effect at October 31, 1995.

     Glossary:
     FRN - Floating Rate Note.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $867,858,836)         $853,262,379
  Cash                                                                  40,990
  Interest receivable                                               18,845,814
  Unrealized appreciation of swap contracts                          6,062,395
  Receivable for capital stock sold                                    253,770
  Total assets                                                     878,465,348

LIABILITIES
  Payable for investment securities purchased                       13,262,411
  Unrealized depreciation of forward exchange currency contracts    10,836,994
  Payable for capital stock redeemed                                 3,704,332
  Dividend payable                                                   2,299,125
  Advisory fee payable                                                 403,242
  Distribution fee payable                                             120,346
  Accrued expenses                                                     561,114
  Total liabilities                                                 31,187,564

NET ASSETS                                                        $847,277,784

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $1,133,727
  Additional paid-in capital                                       948,801,915
  Distributions in excess of net investment income                  (2,676,856)
  Accumulated net realized loss on investments, options,
    swaps, and foreign currency transactions                       (80,801,505)
  Net unrealized depreciation of investments, swaps, and
    foreign currency denominated assets and liabilities            (19,179,497)
                                                                  $847,277,784

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($320,332,577/
    42,867,441 shares of capital stock issued and outstanding)           $7.47
  Sales charge-4.25% of public offering price                              .33
  Maximum offering price                                                 $7.80

  CLASS B SHARES
  Net asset value and offering price per share ($523,529,554/
    70,048,261 shares of capital stock issued and outstanding)           $7.47

  CLASS C SHARES
  Net asset value, redemption and offering price per share($3,415,653/
    456,985 shares of capital stock issued and outstanding)              $7.47


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995        ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $378,594)            $ 94,671,015

EXPENSES
  Advisory fee                                        $6,033,815
  Distribution fee - Class A                           1,231,853
  Distribution fee - Class B                           6,812,677
  Distribution fee - Class C                              51,879
  Transfer agency                                      2,770,482
  Custodian                                              835,117
  Printing                                               215,049
  Administrative                                         177,611
  Audit and legal                                        109,574
  Registration                                            61,917
  Directors' fees                                         21,916
  Miscellaneous                                          105,092
  Total expenses                                                    18,426,982
  Net investment income                                             76,244,033

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment and swap transactions            (19,803,737)
  Net realized loss on foreign currency transactions              (141,539,496)
  Net realized loss on written options                             (17,485,602)
  Net change in unrealized appreciation (depreciation) of:
    Investment and swap transactions                               (16,286,489)
    Foreign currency denominated assets and liabilities              5,603,431
  Net loss on investments and foreign currency transactions       (189,511,893)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(113,267,860)


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

                                                   YEAR ENDED       YEAR ENDED
                                                   OCTOBER 31,      OCTOBER 31,
                                                       1995            1994
                                                 -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $ 76,244,033   $  144,698,728
  Net realized loss on investments, swaps,
    options and foreign currency transactions    (178,828,835)    (162,843,081)
  Net change in unrealized appreciation
    (depreciation) of investments, swaps,
    options, and foreign currency denominated
    assets and liabilities                        (10,683,058)      23,135,437
  Net increase (decrease) in net assets from
    operations                                   (113,267,860)       4,991,084

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Tax return of capital
    Class A                                       (38,284,995)     (51,591,578)
    Class B                                       (58,142,957)     (82,462,553)
    Class C                                          (436,849)        (524,512)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (548,036,954)    (966,776,583)
  Total decrease                                 (758,169,615)  (1,096,364,142)

NET ASSETS
  Beginning of year                             1,605,447,399    2,701,811,541
  End of year                                  $  847,277,784   $1,605,447,399


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term Multi-Market Trust, Inc. (the 'Fund'), was incorporated in the State of Maryland on February 17, 1989 as a non-diversified, open-end investment company.

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the exchange on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Options are valued at market value or fair value using methods as determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value unless this method does not represent fair value. Restricted securities are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized loss on foreign currency transactions of $141,539,496 represents foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation of foreign currency denominated assets and liabilities of $5,603,431 represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF NET ASSETS
As of October 31, 1995, amounts totalling $17,943,912 and $183,811,389 were reclassified from additional paid-in-capital to undistributed net investment income and


10



                                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

accumulated net realized loss on investments, respectively. These reclassifications were the result of permanent book to tax differences resulting from foreign currency losses and tax return of capital distributions. These reclasses had no effect on net investment income, net realized gains and losses and net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), an advisory fee at an annual rate of
 .55 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the Fund's average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No reimbursement was required by the Adviser for the year ended October 31, 1995. Pursuant to the advisory agreement, the Fund also paid $177,611 to the Adviser representing the costs of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,889,452 for the year ended October 31, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $19,677 from the sale of Class A shares and $1,340,337 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended October 31, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $28,259,365, and $1,036,535, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the agreement remains in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $1,384,420,855 and $1,214,926,149 respectively, for the year ended October 31, 1995.

The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund has in that particular currency contract.

At October 31, 1995, the Fund had outstanding forward exchange currency contracts, as follows:


                                CONTRACT   VALUE ON     U.S. $     UNREALIZED
                                 AMOUNT  ORIGINATION   CURRENT    APPRECIATION
                                 (000)       DATE       VALUE    (DEPRECIATION)
                            ----------- ------------ ----------- --------------
FOREIGN CURRENCY BUY CONTRACTS
Australian Dollars,
  expiring 12/18/95             24,209  $18,302,714  $18,406,649    $103,935
British Pounds,
  expiring 1/25/96               6,720   10,581,648   10,603,395      21,747
Canadian Dollars,
  expiring 11/17/95             11,600    8,445,577    8,633,195     187,618
Deutsche Marks,
  expiring 12/04/95-1/22/96    182,248  128,112,412  129,962,931   1,850,519
Indonesian Rupiah,
  expiring 11/13/95         46,600,000   20,000,000   20,453,982     453,982
Japanese Yen,
  expiring 1/11/96           2,275,000   23,253,437   22,502,315    (751,122)
Thailand Baht,
  expiring 6/28/96             445,500   17,398,946   17,260,509    (138,437)


12



                                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

                               CONTRACT    VALUE ON     U.S. $     UNREALIZED
                                AMOUNT   ORIGINATION    CURRENT   APPRECIATION
                                 (000)       DATE        VALUE   (DEPRECIATION)
                            ----------- ------------ ----------- --------------
FOREIGN CURRENCY SALE CONTRACTS
British Pounds,
  expiring 1/25/96              31,427  $49,339,850  $49,583,737    $(243,887)
Canadian Dollars,
  expiring 11/17/95            153,361  114,042,362  114,161,082     (118,720)
Deutsche Marks,
  expiring 1/22/96             450,498  305,874,260  321,283,335  (15,409,075)
Indonesian Rupiah,
  expiring 11/13/95         46,600,000   20,077,553   20,446,635     (369,082)
Japanese Yen,
  expiring 1/11/96           5,989,000   65,613,396   59,201,868    6,411,528
Netherlands Guilder,
  expiring 3/28/96              50,400   31,542,187   32,194,601     (652,414)
New Zealand Dollars,
  expiring 11/06/95-11/21/95   113,500   74,073,487   74,844,815     (771,328)
Spanish Pesetas,
  expiring 1/25/96           4,910,849   39,152,105   39,926,986     (774,881)
Swiss Francs,
  expiring 12/04/95-1/18/96.    83,086   72,923,513   73,560,890     (637,377)
                                                                 $(10,836,994)


The Fund enters into currency and interest rate swaps to protect itself from interest rate fluctuations on the underlying floating rate debt instruments as well as foreign currency fluctuations. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on rate swap contracts.


13



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

At October 31, 1995, the Fund had outstanding currency and interest rate swap contracts with the following terms:

                                                              RATE TYPE
                                              -------------------------------------    UNREALIZED
SWAP              NOTIONAL       TERMINATION    PAYMENTS MADE     PAYMENTS RECEIVED   APPRECIATION
COUNTERPARTY       AMOUNT           DATE         BY THE FUND        BY THE FUND      (DEPRECIATION)
------------  -----------------  -----------  -----------------   -----------------  --------------
J.P. Morgan   THB 245,500,00       5/13/96                         Fixed-10.71%         $(216,096)
              USD 10,000,000                  Floating-3M LIBOR
Swiss Bank    THB 246,550,000      5/16/96                         Fixed-11.00%          (160,534)
              USD 10,000,000                  Floating-LIBOR
J.P. Morgan   USD 41,000,000       1/22/97    Fixed-7.91%          Floating+               12,300
J.P. Morgan   ESP 4,880,000,000    5/18/98                         Fixed-11.1025%
              JPY 3,400,000,000               Fixed-2.27%                               6,426,725
                                                                                       $6,062,395


For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended October 31, 1995 were as follows:


                                                      NUMBER OF
                                                      CONTRACTS    PREMIUMS
                                                      ---------   ----------
Options outstanding at beginning of year                   1      $ 250,000
Options written                                            2        166,398
Options expired                                           (2)      (166,398)
Options terminated in closing purchase transaction        (1)      (250,000)
Options outstanding at end of year                        -0-     $      -0-


+  Floating is composed of three month LIBOR plus a fixed amount of .125%.


14



                                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

At October 31, 1995, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $10,411,326 and gross unrealized depreciation of investments was $25,007,783, resulting in net unrealized depreciation of $14,596,457 (excluding foreign currency transactions). At October 31, 1995, the Fund had a capital loss carryforward of $80,801,505 of which $40,988,072 expires in the 2001, $20,009,696 in the year 2002, and
$19,803,737 in the year 2003.

NOTE E: CAPITAL STOCK
There are 3,600,000,000 share is $.01 par value capital stock authorized, dividend into three classes, designated Class A, Class B and Class C shares. Each Class consists of 1,200,000,000 authorized shares. Transactions in capital stock were as follows:


                                SHARES                      AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                          1995          1994           1995            1994
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,011,084     4,612,509   $  15,716,134   $  41,449,862
Shares issued in
  reinvestment of
  dividends and
  distributions        2,981,786     3,737,652      23,083,728      33,610,283
Shares redeemed      (30,294,790)  (43,296,051)   (233,197,213)   (388,782,956)
Net decrease         (25,301,920)  (34,945,890)  $(194,397,351)  $(313,722,811)

CLASS B
Shares sold            2,069,111     2,833,662   $  16,026,464   $  25,465,262
Shares issued in
  reinvestment of
  dividends and
  distributions        3,656,313     5,541,971      28,470,965      49,849,081
Shares redeemed      (50,907,467)  (81,594,355)   (394,607,766)   (731,549,755)
Net decrease         (45,182,043)  (73,218,722)  $(350,110,337)  $(656,235,412)

CLASS C
Shares sold              646,889     1,757,618   $   5,398,144   $1  5,838,339
Shares issued in
  reinvestment of
  dividends               43,525        45,138         339,247         403,169
Shares redeemed       (1,167,573)   (1,467,516)     (9,266,657)    (13,059,868)
Net increase(decrease)  (477,159)      335,240   $  (3,529,266)  $   3,181,640



15



FINANCIAL HIGHLIGHTS               ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                  CLASS A
                                                    ------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                    ------------------------------------------------------------
                                                        1995          1994        1993        1992        1991
                                                    ------------  ---------  ----------  -----------  ----------
Net asset value, beginning of year                     $8.71         $9.25       $9.25        $9.94       $9.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                    .46(d)        .93         .92          .91         .97
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions         (.98)(d)      (.86)       (.32)        (.86)        .06
Net increase (decrease) in net asset value from
  operations                                            (.52)          .07         .60          .05        1.03

LESS: DISTRIBUTIONS
Dividends from net investment income and other
  sources                                                 -0-           -0-       (.60)        (.72)       (.97)
Tax return of capital                                   (.72)         (.61)         -0-          -0-         -0-
Distributions from net realized gain                      -0-           -0-         -0-        (.02)       (.01)
Total dividends and distributions                       (.72)         (.61)       (.60)        (.74)       (.98)
Net asset value, end of year                           $7.47         $8.71       $9.25        $9.25       $9.94

TOTAL RETURN
Total investment return based on net asset value (b)   (5.74)%         .84%       6.67%         .49%      10.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)             $320,333      $593,677    $953,571   $1,596,903  $2,199,393
Ratio of expenses to average net assets                 1.23%         1.13%       1.16%        1.10%       1.09%
Ratio of net investment income to average net assets    7.39%         7.28%       8.26%        9.00%       9.64%
Portfolio turnover rate                                  230%          109%        182%         133%        146%


See footnote summary on page 18.


16



                                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                      CLASS B
                                                      -------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                      -------------------------------------------------------------------
                                                          1995            1994          1993          1992          1991
                                                      ------------  -----------  ------------  ------------  ------------
Net asset value, beginning of year                       $8.71           $9.25         $9.25         $9.94         $9.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      .41(d)          .94           .87           .84.           89
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           (.99)(d)        (.93)         (.34)         (.86)          .07
Net increase (decrease) in net asset value from
  operations                                              (.58)            .01           .53          (.02)          .96

LESS: DISTRIBUTIONS
Dividends from net investment income and other
  sources                                                   -0-             -0-         (.53)         (.65)         (.90)
Tax return of capital                                     (.66)           (.55)           -0-           -0-           -0-
Distributions from net realized gain                        -0-             -0-           -0-         (.02)         (.01)
Total dividends and distributions                         (.66)           (.55)         (.53)         (.67)         (.91)
Net asset value, end of year                             $7.47           $8.71         $9.25         $9.25         $9.94

TOTAL RETURN
Total investment return based on net asset value (b)     (6.50)%           .12%         5.91%         (.24)%       10.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)               $523,530      $1,003,633    $1,742,703    $2,966,071    $3,754,033
Ratio of expenses to average net assets                   1.95%           1.85%         1.87%         1.81%         1.81%
Ratio of net investment income to average net assets      6.69%           6.58%         7.57%         8.28%         8.87%
Portfolio turnover rate                                    230%            109%          182%          133%          146%


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                           CLASS C
                                                -------------------------------
                                                                       MAY 3,
                                                YEAR ENDED OCT. 31,   1993(A)
                                                -------------------  TO OCT.31,
                                                  1995        1994     1993
                                                ----------  -------  ----------
Net asset value, beginning of period             $8.71       $9.25    $9.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income                              .39(d)      .58      .28
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions (.97)(d) (.57) .05 Net increase (decrease) in net asset value
  from operations                                 (.58)        .01      .33

LESS: DISTRIBUTIONS
Dividends from net investment income and
  other sources                                     -0-         -0-    (.26)
Tax return of capital                             (.66)       (.55)      -0-
Distributions from net realized gain                -0-         -0-      -0-
Total dividends and distributions                 (.66)       (.55)    (.26)
Net asset value, end of period                   $7.47       $8.71    $9.25

TOTAL RETURN
Total investment return based on net asset
  value (b)                                      (6.49)%       .12%    3.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000's omitted)      $3,416      $8,136   $5,538
Ratio of expenses to average net assets....       1.92%       1.83%    1.82%(c)
Ratio of net investment income to average
  net assets                                      6.66%       6.50%    7.19%(c)
Portfolio turnover rate                            230%        109%     182%


(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an inital investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.


18



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS               ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Short-Term Multi-Market Trust, Inc. (the 'Fund'), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Short-Term Multi-Market Trust, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst &Young LLP

New York, New York
December 11, 1995


19



                                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
EUGENE F. O'NEIL (1)
ROBERT C. WHITE (1)

OFFICERS
F. JEANNE GOETZ, VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
JOHN J. KELLEY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN AND CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITERS
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20



ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

STMAR